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                                  CERTIFICATION


     Pursuant to 18 U.S.C. Section 1350, I, Richard J. Carbone, Chief Financial Officer of The Prudential Insurance Company of America, hereby certify that the accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2002, containing the financial statements of The Prudential Variable Contract Real Property Account (a separate account of The Prudential Insurance Company of America) and The Prudential Variable Contract Real Property Partnership (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Prudential Variable Contract Real Property Account and The Prudential Variable Contract Real Property Partnership.


Date: November 14, 2002


                                            /s/ Richard J. Carbone
                                            ------------------------------
                                            Name:  Richard J. Carbone
                                            Title: Chief Financial Officer




     The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.